UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 11, 2016

QUORUM HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37550	47-4725208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1573 Mallory Lane, Suite 100

Brentwood, Tennessee 37027

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 221-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in this Current Report on Form 8-K (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 2.02	Results of Operations and Financial Condition

On May 11, 2016, Quorum Health Corporation (the “Company”) announced operating results for the first quarter ended March 31, 2016. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

ITEM 7.01	Regulation FD Disclosure

The press release referred to in Item 2.02 above also includes an affirmation of the Company’s 2016 annual earnings guidance, as previously issued on March 22, 2016. The 2016 guidance is based on the Company’s historical operating performance, current trends and other assumptions the Company believes are reasonable. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Quorum Health Corporation Press Release, dated May 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2016	QUORUM HEALTH CORPORATION (Registrant)

	By:	/s/ Michael J. Culotta
Michael J. Culotta
Executive Vice President and Chief Financial Officer (principal financial officer)

Index to Exhibits

Exhibit Number	Description

99.1	Quorum Health Corporation Press Release, dated May 11, 2016.

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